Date of Purchase
Fund Name
SSC Fund Code
Money Manager
CUSIP
Issuer
Broker
Underwriter(s)
Affiliated Underwriter in the
Syndicate
Amount of Purchase ($)
Amount of Offering ($)
Purchase Price Net of Fees and
Expenses
Offering Price at Close of First
Business Day
Commission, Spread or Profit
5/12/2006
Diversified Bond Fund
GU42
Lehman Brothers Asset Management
29078EAB1
Embarq Corporation 7.082% 6-1-2016
Goldman Sachs
Bear Stearns, Goldman Sachs, Citigroup,
JP Morgan, Lehman Brothers
Lehman Brothers
$1,434,913.90
$2,000,000,000.00
99.994
99.994
0.875%
05/12/06
Fixed Income I
CH43
Lehman Brothers Asset Management
29078EAB1
Embarq Corporation 7.082% 6-1-2016
Goldman Sachs
Bear Stearns, Goldman Sachs, Citigroup,
JP Morgan, Lehman Brothers
Lehman Brothers
$1,054,936.70
$2,000,000,000.00
99.994
99.994
0.875%
05/23/06
Diversified Bond Fund
GU42
Lehman Brothers Asset Management
3137EAAE9
FHLMC 5.25% 5-21-2009
Merrill Lynch Government Securities
& Credit Suisse
Merrill Lynch Government Securities,
Credit Suisse, Lehman Brothers
Lehman Brothers
$2,734,644.45
$5,000,000,000.00
99.987
99.987
05/23/06
Fixed Income I
CH43
Lehman Brothers Asset Management
3137EAAE9
FHLMC 5.25% 5-21-2009
Merrill Lynch Government Securities
& Credit Suisse
Merrill Lynch Government Securities,
Credit Suisse, Lehman Brothers
Lehman Brothers
$1,959,745.19
$5,000,000,000.00
99.987
99.987
0.06%
05/12/06
Diversified Bond Fund
GU42
Lehman Brothers Asset Management
29078EAA3
Embarq Corporation 7.995% 6/1/2036
Bear Stearns
Bear Starns, Goldman Sachs, Citigroup,
JP Morgan, Lehman Brothers
Lehman Brothers
$1,094,923.35
$1,485,000,000.00
99.993
99.993
0.875%
05/12/06
Fixed Income I
CH43
Lehman Brothers Asset Management
29078EAA3
Embarq Corporation 7.995% 6/1/2036
Bear Stearns
Bear Starns, Goldman Sachs, Citigroup,
JP Morgan, Lehman Brothers
Lehman Brothers
$804,943.65
$1,485,000,000.00
99.993
99.993
0.875%
09/14/06
Fixed Income I
CH43
Lehman Brothers Asset Management
45974VA81
International Lease Finance
5.625% 9/20/2013
Deutsche Banc Alex Brown
ABN AMRO Incorporated, Banc of America
Securities LLC., Barclays Capital,
BNP Paribas, Citigroup, Credit Suisse,
Deutsche Bank Securities, HSBC, JP Morgan,
Lehman Brothers, Merrill Lynch & Co.,
Mitsubishi UFJ Securities, Scotia Capital,
UBS Investment Bank, Wachovia Securities
Lehman Brothers
$1,615,091.40
$850,000,000.00
99.697
99.697
0.375%
09/14/06
Diversified Bond
GU42
Lehman Brothers Asset Management
45974VA81
International Lease Finance
5.625% 9/20/2013
Deutsche Banc Alex Brown
ABN AMRO Incorporated, Banc of America
Securities LLC., Barclays Capital,
BNP Paribas, Citigroup, Credit Suisse,
Deutsche Bank Securities, HSBC, JP Morgan,
Lehman Brothers, Merrill Lynch & Co.,
Mitsubishi UFJ Securities, Scotia Capital,
UBS Investment Bank, Wachovia Securities
Lehman Brothers
$2,283,061.30
$850,000,000.00
99.697
99.697
0.375%
08/10/06
Fixed Income I
CH43
Lehman Brothers Asset Management
126650BE9
CVS Corp 6.125% 8/15/2016
Banc of America Securities
Lehman Brothers, Banc of America
Securities, LLC
Lehman Brothers
$662,446.40
$700,000,000.00
99.616
99.616
0.650%
08/10/06
Diversified Bond
GU42
Lehman Brothers Asset Management
126650BE9
CVS Corp 6.125% 8/15/2016
Banc of America Securities
Lehman Brothers, Banc of America
Securities, LLC
Lehman Brothers
$936,390.40
$700,000,000.00
99.616
99.616
0.650%
08/22/06
Fixed Income I
CH43
Lehman Brothers Asset Management
31331V2U9
Federal Farm Credit Bank 8/25/2016 5.13%
Merrill Lynch
JP Morgan, Merrill Lyhch & Co.,
Morgan Stanley
Lehman Brothers
$738,113.00
$1,500,000,000.00
99.745
99.745
0.150%
08/22/06
Diversified Bond
GU42
Lehman Brothers Asset Management
31331V2U9
Federal Farm Credit Bank 8/25/2016 5.13%
Merrill Lynch
JP Morgan, Merrill Lyhch & Co.,
Morgan Stanley
Lehman Brothers
$1,007,424.50
$1,500,000,000.00
99.745
99.745
0.150%